                                                                    Exhibit 10.4



                                 ONVIA.COM, INC.
                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

                               (Irvine N. Alpert)

     THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT (this "Agreement") is being
                                                         ---------
entered into as of February 22, 2002 ("Effective Date") by and between
                                       --------------
Onvia.com, Inc., a Delaware corporation ("Onvia"), and Irvine N. Alpert, an
                                          -----
individual ("Employee"). Certain capitalized terms in this Agreement not
             --------
otherwise defined are defined in Exhibit A attached hereto.
                                 ---------

                                    Recitals

     A. Employee is currently employed by Onvia as its Vice President, AEC Markets.

     B. Employee and Onvia previously entered into a Commission and Bonus Plan on September 11, 2001 (the "Commission Plan"), which provides for certain
                            ---------------
commissions and a bonus upon achievement of certain goals set by the CEO.

     C. Onvia wants to enter into this Agreement to provide additional incentive to Employee to serve as an employee of Onvia, and to encourage Employee's continued service with Onvia.

                                    Agreement

     In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.   Employment.
     ----------

     1.1  Term; Duties.
          ------------

          (a) Term. Employee agrees to serve as an employee of Onvia during the
              ----
period (such period, including any extensions thereto, the "Employment Term")
                                                            ---------------
commencing as of the date of this Agreement and ending on the first anniversary of this Agreement, and this Agreement shall be automatically extended for an additional one year term on each subsequent anniversary unless either party provides the other with written notice at least thirty (30) days prior to the expiration of any such one year term. Notwithstanding the foregoing, this Agreement may be terminated at any time pursuant to Section 2 hereof.

          (b) Duties.
              ------

               (i) During Employee's employment, Employee shall serve as Vice President, AEC Markets of Onvia and shall perform such duties and functions as the President and COO shall reasonably determine from time to time; and in the performance of Employee's duties, Employee shall comply with all directions given by the President and COO to the best of Employee's abilities and in a manner consistent with the ethical and legal performance of such duties.

               (ii) Employee agrees to serve Onvia faithfully and to the best of Employee's ability, and to devote the substantial majority of Employee's working time, attention and efforts to the business and affairs of Onvia. Employee represents and warrants to Onvia that he/she is under no contractual commitments inconsistent with Employee's obligations set forth in this Agreement. Employee and Onvia acknowledge and agree that Employee, upon notice to Onvia, may serve on behalf of other entities as a board member, advisor, etc. so long as it does not, in the good faith discretion of Onvia, materially conflict with Employee's duties and obligations under this Agreement.

     1.2 Salary. In consideration of all services to be rendered by Employee to
         ------
Onvia during the Employment Term, Onvia shall pay to Employee during the Employment Term a minimum salary of One Hundred Eighty Thousand Dollars ($180,000) per year, payable at such times as other salaried Onvia employees receive their regular salary payments on Onvia's regular payroll ("Annual Base
                                                                   -----------
Salary"). Onvia shall be entitled to withhold from the salary payments otherwise
------
required to be made to Employee such amounts as Onvia may be required to withhold under applicable tax laws and other applicable legal requirements.

     1.3 Stock Options. Onvia will grant Employee an option to purchase shares
         -------------
of Onvia common stock on substantially the terms set forth in the stock option grant agreement ("Option Agreement") attached hereto as Exhibit B.
                  ---------------                       ---------

     1.4 Other Benefits. During Employee's employment, Onvia shall provide to
         --------------
Employee the same benefits that Onvia makes generally available to its employees (e.g., participation in Onvia's 401(k) plan, stock option plan, employee stock purchase plan and cash incentive programs), subject to Employee's satisfaction of the respective eligibility requirements for such benefits. In respect of all such benefits, Onvia shall retain the discretion to determine the amount or value of the benefit to Employee, if such benefit is discretionary in nature in respect of similarly situated Onvia personnel.

     1.5 Change of Control.
         -----------------

          (a) Acceleration of Stock Options. In lieu of the benefits provided in
              -----------------------------
Section 12(c) of the Plan, the following provision will apply in the event of a Change in Control (as that term is defined in the Plan):

          Upon consummation of a Change in Control, 25% of the total number of then unvested shares underlying all options granted to Employee shall vest and become exercisable. If, within twelve (12) months after consummation of a Change in Control, Employee is terminated without Cause or resigns for Good Reason, then 100% of the total number of then unvested shares underlying all options granted to Employee shall vest and become exercisable upon such resignation or termination. Employee waives his/her rights to benefits under Section 12(c) of the Plan in exchange for the benefits provided in this Section 1.5(a).

          (b) Severance. If, within twelve (12) months after consummation of a
              ---------
Change in Control transaction, Employee is terminated without Cause or resigns for Good Reason, then Employee shall be entitled to the monthly salary payments specified in Section 1.2 above on Onvia's regular payroll and then existing benefits under Section 1.4 above for six (6) months following the effective date of such termination.

          (c) Assumption of Obligations. If this Agreement is excluded as a
              -------------------------
liability upon a Change of Control transaction, Onvia shall pay to Employee the Severance as set forth in Section 1.5(b) above, minus all applicable withholdings and taxes.

     1.6 Assignment Agreement. The effectiveness of this Agreement is
         --------------------
conditioned upon Employee's execution, and delivery to an officer of Onvia, of a Proprietary Information and Inventions Agreement in the form attached hereto as Exhibit C.
---------

     1.7 No Other Compensation. Employee acknowledges and agrees that he/she
         ---------------------
shall not be entitled to receive from Onvia, or from any Affiliate of Onvia, any salary, bonus or other compensation or benefit of any nature (whether relating to any period prior to the date of this Agreement or relating to any period after the date of this Agreement), except as expressly provided in Sections 1.2, 1.3, 1.4, and 1.5 above, the Commission Plan, or as otherwise authorized by Onvia's Board of Directors.

     1.8 Policies. Employee agrees to be subject to and comply with such
         --------
corporate policies and guidelines of Onvia as are generally applicable to Onvia employees. In the event of any conflict between Onvia policies and this Agreement, this Agreement shall govern.

2.   Termination.
     -----------

     2.1 Right to Terminate. Onvia shall have the right to terminate Employee's
         ------------------
employment, and Employee may resign, with or without Cause at any time during or after the Employment Term. Upon Onvia's termination of Employee's employment:
(a) Onvia shall have no further monetary obligation or other obligation of any nature to Employee under Section 1 with respect to Employee's employment, except as set forth in Section 2.2 below, and (b) Employee shall have no further obligation to Onvia under Section 1.1. Except as expressly set forth in this
Section 2.1, the termination of Employee's employment pursuant to this Section
2.1 shall not limit or otherwise affect any of Employee's obligations under this Agreement, all of which shall remain in full force and effect as provided herein.

     2.2 Termination.
         -----------

          (a) If (i) Onvia terminates Employee's employment without Cause, or Employee resigns for Good Reason, during the Employment Term, (ii) Employee satisfies all of Employee's obligations relating to the termination of Employee's employment under this Agreement (including Employee's obligations under Section 5.1 below), (iii) Employee executes and delivers to Onvia a general release (reasonably satisfactory in form and substance to Onvia) of any rights or claims that he/she may have or has ever had against Onvia or any of Onvia's Affiliates, and (iv) Employee continues to satisfy all of Employee's obligations under this Agreement (except for Section 1.1), then Employee shall be entitled to receive (x) the monthly salary payments specified in Section 1.2 above on Onvia's regular payroll and then existing benefits under Section 1.4 above for six (6) months following the effective date of such termination, and (y) six (6) months (determined from the date of such termination) of accelerated vesting of unvested options granted to Employee.

          (b) If (i) Onvia terminates Employee with Cause and (ii) Employee satisfies all of his/her obligations relating to the termination of his/her employment under this Agreement (including his/her obligations under Section 5.1 below), then Employee shall be entitled to receive previously accrued and unpaid monthly salary payments, bonuses and vacation time plus accrued, reasonable and unreimbursed expenses which are documented and are within the scope of his/her employment, in each case through the date of termination.

          (c) If (i) Employee's employment is terminated due to Employee's Disability, (ii) Employee satisfies all of Employee's obligations relating to the termination of Employee's employment under this Agreement (including Employee's obligations under Section 5.1 below), (iii) Employee executes and delivers to Onvia a general release (reasonably satisfactory in form and substance to Onvia) of any rights or claims that he/she may have or has ever had against Onvia or any of Onvia's Affiliates, and (iv) Employee continues to satisfy all of Employee's obligations under this Agreement (except for Section 1.1), then Employee shall be entitled to receive (x) previously accrued and unpaid monthly salary payments, bonuses and vacation time plus accrued, reasonable and unreimbursed expenses which are documented and are within the scope of Employee's employment, in each case through the date of termination, and (y) the monthly salary payments specified in Section 1.2 above and then existing benefits under Section 1.4 above for ninety (90) days following the effective date of such termination.

3.   Noncompetition.
     --------------

     3.1 Restriction on Competition. Employee agrees that, during the period
         --------------------------
commencing on the date of the Agreement and ending on the one year anniversary of the effective date of Employee's termination (the "Noncompetition Term"),
                                                      -------------------
Employee shall not directly or indirectly, for Employee's own account or for the account of any other Person, engage in any Competition in the Territory, or directly or indirectly be or become an officer, director, stockholder, owner, Affiliate, co-owner, licensor, sublicensor, licensee, sublicensee, partner, trustee, promoter, employee, agent, representative, supplier, creditor, consultant, advisor or manager of or to, or otherwise be or become associated directly or indirectly with or acquire or hold any direct or indirect interest in, any Person that engages directly or indirectly in any Competition in the Territory; provided, however, that Employee may, without violating this Section 3, own as a passive investment less than five percent (5%) of the outstanding shares of capital stock of a corporation which engages in Competition if Employee is not otherwise associated directly or indirectly with such corporation or any Affiliate of such corporation.

     3.2 Non-Solicitation of Employees. Employee agrees that, during the
         -----------------------------
Noncompetition Term, he/she shall not directly or indirectly induce or attempt to induce (on Employee's own behalf or on behalf of any other Person) any employee of Onvia or any subsidiary of Onvia to leave Employee's employment with Onvia or such subsidiary of Onvia.

     3.3 Specific Performance. Employee agrees that in the event of any breach
         --------------------
or threatened breach by him/her of any covenant, obligation or other provision contained in the Agreement, each party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach.

4.   Confidential Information.
     ------------------------

     4.1 Obligation to Keep Confidential. Employee agrees to keep all
         -------------------------------
Confidential Information strictly and permanently confidential and, accordingly, agrees that he/she shall not at any time (whether during or after Employee's employment with Onvia or during or after the Noncompetition Term) directly or indirectly, willingly and knowingly use for any purpose, or disclose or permit to be disclosed to any Person, any Confidential Information other than as required in the performance of Employee's duties for Onvia. Employee acknowledges that the Confidential Information constitutes a unique and valuable asset of Onvia acquired at great time and expense by Onvia, and that any disclosure or other use of such Confidential Information other than for the benefit of Onvia or an Affiliate of Onvia would be wrongful and would cause irreparable harm to Onvia. Employee shall not at any time willingly or knowingly take any action that would reduce the value of any of the Confidential Information to Onvia.

5.   Miscellaneous Provisions.
     ------------------------

     5.1 Surrender of Records and Property. At such time as Employee no longer
         ---------------------------------
serves as an employee of Onvia:

          (a) Employee shall deliver promptly to Onvia all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof which are the property of Onvia or an Affiliate of Onvia or which relate in any way to the business, products, practices or techniques of Onvia or an Affiliate of Onvia, and all other property, trade secrets and Confidential Information, including all documents which in whole or in part contain any trade secrets or Confidential Information, which are in Employee's possession or under Employee's control:

          (b) Employee shall comply with Onvia's normal procedures for departing employees, providing they are not in conflict with this Agreement or other legal rights of Employee; and

          (c) Employee shall leave Onvia's premises immediately upon Onvia's request.

     5.2 Notices. Any notice or other communication required or permitted to be
         -------
delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile number set forth beneath the name of such party below (or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto):

         If to Employee:

         Irvine N. Alpert

         --------------------

         --------------------
         Facsimile:
                  ----------------

         If to Onvia:

         Onvia.com, Inc.
         1260 Mercer Street
         Seattle, WA  98109
         Attn:  Legal Counsel
         Facsimile (206) 373-8960

     5.3 Severability.
         ------------

          (a) If any provision of this Agreement shall be held by a court of competent jurisdiction to be excessively broad as to duration, activity or subject, it shall be deemed to extend only over the maximum duration, activity and/or subject as to which such provision shall be valid and enforceable under applicable law. If any provision shall, for any reason, be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Such court shall have the authority to modify or replace the invalid or unenforceable term or provision with a valid and enforceable term or provision which most accurately represents the parties' intention with respect to the invalid or unenforceable term or provision.

          (b) The parties intend that the covenants contained in Section 3 above shall be construed as a series of separate covenants, one for each geographical unit specified. Except for geographical coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 3 above. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Agreement, then the unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

     5.4 Governing Law; Venue. This Agreement shall be construed in accordance
         --------------------
with, and governed in all respects by, the laws of the State of Washington (without giving effect to principles of conflicts of laws). Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in a state or federal court located in the County of King in the State of Washington.

Each party to this Agreement (a) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of King in the State of Washington (and all appellate courts located in the State of Washington) in connection with any such legal proceeding; (b) agrees that each state and federal court located in the County of King in the State of Washington shall be deemed to be a convenient forum; and (c) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of King in the State of Washington, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

     5.5 Waiver. No failure on the part of either party to exercise any power,
         ------
right, privilege or remedy under this Agreement, and no delay on the part of either party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered by the party to be charged; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     5.6 Captions. The captions contained in this Agreement are for convenience
         --------
of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

     5.7 Counterparts. This Agreement may be executed in several counterparts,
         ------------
each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     5.8 Further Assurances. Each party hereto shall execute and/or cause to be
         ------------------
delivered to the other party hereto such instruments and other documents and shall take such other actions as such other party may reasonably request to effectuate the intent and purposes of this Agreement.

     5.9 Entire Agreement. This Agreement and the Commission Plan set forth the
         ----------------
entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof and thereof.

     5.10 Successors and Assigns. The Agreement shall inure to the benefit of
         -----------------------
and be binding on Onvia, Employee and their respective successors and assigns (if any), however, Employee's obligations under this Agreement cannot be assigned.

     5.11 Survival of Obligations. Except as specifically provided herein, all
         ------------------------
of the obligations of Employee and Onvia under the Agreement (including Employee's obligations under Sections 3.1, 4.1, and 5.9) shall survive the termination of Employee's employment with Onvia and the expiration of the Noncompetition Term. Without limiting the generality of the foregoing, the termination of Employee's employment or the expiration of the Noncompetition Term shall not operate to relieve Employee of any obligation or liability arising from any prior breach by Employee of any provision of the Agreement. The termination of Employee's employment or the expiration of the Noncompetition Term shall also not operate to relieve Onvia of any obligation or liability arising from any prior breach by Onvia of any provision of the Agreement.

     5.12 Amendment. The Agreement may not be amended, modified, altered or
          ---------
supplemented other than by means of a written instrument duly executed and delivered by Employee and Onvia (or any successor to Onvia).

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


EMPLOYEE


By:  /s/
    ----------------------------------------

Print Name:
             -------------------------------

Title:
        ------------------------------------


ONVIA.COM, INC.


By:     /s/ Clayton W. Lewis
     ---------------------------------------
        Clayton W. Lewis, President & COO

                                                                       EXHIBIT A
                                                                       ---------

                               CERTAIN DEFINITIONS

     For purposes of the Agreement (including this Exhibit A):

     Affiliate. "Affiliate" means, with respect to any specified Person, any
     ---------   ---------
other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

     Cause. "Cause" means: (a) any material and willful (i) misconduct, (ii)
     -----   -----
fraud or (iii) bad faith on the part of Employee in the performance of Employee's duties as an employee of Onvia; (b) the conviction of Employee of, or the entry by Employee of a plea of guilty or no contest to, any felony; (c) the material breach by Employee of any provision in this Agreement or in the Proprietary Invention Assignment Agreement between the Company and Employee, if such breach is unremedied within thirty (30) days after Employee receives written notice of such breach; (d) the failure of Employee to comply with any lawful order or instruction of Onvia's Board of Directors or its Chief Executive Officer within five (5) days after written notice of such failure; or (e) repeated (where prior violations have been brought to Employee's attention) and serious violations of the published and written rules or policies of Onvia as such may be applicable to an individual in Employee's circumstances.

     Competition. A Person shall be deemed to be engaged in "Competition" if:
     -----------                                             -----------
(a) such Person is engaged directly or indirectly in the design, development, manufacture, assembly, promotion, lease, financing, sale, rental, distribution, resale, installation, support, maintenance, repair, refurbishment, licensing or sublicensing of any Product or in the promotion or performance of any Service; or (b) such Person offers or attempts to design, develop, manufacture, assemble, promote, lease, finance, sell, rent, distribute, resell, install, support, maintain, repair, refurbish, license or sublicense any Product or promote or perform any Service.

     Confidential Information. "Confidential Information" means any non-public
     ------------------------   ------------------------
information (whether or not in written form and whether or not expressly designated as confidential) relating directly or indirectly to Onvia or any of Onvia's subsidiaries or other Affiliates or relating to the business, operations, financial affairs, performance, assets, technology, processes, products, contracts, customers, licensees, sublicensees, suppliers, personnel, plans or prospects of Onvia or any of Onvia's subsidiaries or other Affiliates, including any such information consisting of or otherwise relating directly or indirectly to trade secrets, know-how, technology, computer software, computer programs, designs, drawings, processes, license or sublicense arrangements, formulae, proposals, customer lists or preferences, pricing lists, referral sources, marketing or sales techniques or plans, operations manuals, service manuals, financial information, projections, lists of suppliers, lists of distributors or sources of supply; provided, however, that "Confidential
                                                            ------------
Information" shall not be deemed to include information which, at the time of
-----------
initial disclosure to the employee, was part of or, without violation of the Agreement, becomes part of, the public knowledge or literature and is readily accessible to third parties; which is hereafter rightfully furnished by a third party without restriction as to use; which was acquired prior to the receipt of information from Onvia or any of Onvia's subsidiaries or other Affiliates and without restriction as to use or disclosure; which is required to be disclosed pursuant to law, provided reasonable efforts are used to give reasonable notice of such required disclosure to Onvia; or which is disclosed with the prior written consent of Onvia.

     Disability. "Disability" means the death of Employee or the incapacity or
     ----------   ----------
inability of Employee, whether due to accident, sickness or otherwise, as determined by a medical doctor acceptable to the President and CEO of Onvia and confirmed in writing by such doctor, to perform the essential functions of Employee's position under this Agreement, with or without reasonable accommodation (provided that no accommodation that imposes undue hardship on Onvia will be required) for an aggregate of ninety (90) days during any period of one hundred eighty (180) consecutive days or such longer period as may be required under applicable disability law.

     Good Reason. "Good Reason" shall mean (i) Onvia's material breach of the
     -----------   -----------
terms of this Agreement; (ii) a material reduction of Employee's salary, or a material reduction in the Employee's total compensation hereunder; or (iii) a requirement that the Employee be based at any office or location more than thirty (30) miles from Employee's primary work location prior to the Effective Date of this Agreement.

     Liquidation. "Liquidation" shall mean with respect to winding up the
     -----------   -----------
affairs of Onvia, by voluntary or involuntary proceedings, the process of reducing assets to cash, discharging liabilities and dividing surplus or loss. Upon a Liquidation of Onvia, Employee's employment with Onvia will be considered terminated without Cause.

     Person. "Person" means any (a) individual; (b) corporation (including any
     ------   ------
non-profit corporation, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity; or (c) governmental body or authority.

     Product. "Product" means (a) any present or future product or service
     -------   -------
offering of Onvia in production or design or (b) any product that is the same as, or that is functionally similar to or competes in any respect with, any product referred to in clause (a).

     Service. "Service" means any: (a) service (including any repair service,
     -------   -------
programming service, upgrade service, refurbishment service, installation service, training service, support service, consultation service or maintenance service) relating directly or indirectly to, or performed with respect to, any Product, or (b) service that is the same as, or that is functionally similar to or competes in any respect with, any service referred to in clause (a).

     Territory. "Territory" means any of the following geographic areas in
     ---------   ---------
which: (a) any Product has been, or has been offered to be, designed, developed, manufactured, assembled, promoted, leased, financed, sold, rented, distributed, resold, installed, repaired, refurbished, licensed or sublicensed by Onvia or any Affiliate of Onvia at any time on or prior to the date of the Agreement; (b) Onvia or any Affiliate of Onvia has otherwise conducted, carried on or engaged in any business or activity at any time on or prior to the date of this Agreement; (c)

Onvia or any Affiliate of Onvia has planned or proposed to design, develop, manufacture, assemble, promote, lease, finance, sell, rent, distribute, resell, install, repair, refurbish, license or sublicense, or to offer to design, develop, manufacture, assemble, promote, lease, finance, sale, rent, distribute, resell, install, repair, refurbish, license or sublicense, any Product; (d) Onvia or any Affiliate of Onvia has planned or proposed to promote or perform, or to offer to promote or perform, any Service at any time on or prior to the date of this Agreement; (e) Onvia or any Affiliate of Onvia designs, develops, manufactures, assembles, promotes, leases, finances, sells, rents, distributes, resells, installs, repairs, refurbishes, licenses or sublicenses, or offers to lease, finance, sell, rent, distribute, resell, install, repair, refurbish, license or sublicense, any Product at any time during the Noncompetition Term;
(f) Onvia or any Affiliate of Onvia promotes, performs or offers to promote or perform any Service at any time during the Noncompetition Term; or (g) Onvia or any Affiliate of Onvia otherwise conducts, carries on or engages in any business or activity at any time during the Noncompetition Term in:

          (i) any country or similar political subdivision of any state, territory or possession of the United States or any province or territory of Canada or of any state or territory of Mexico (including each of the counties in the state of California);

          (ii) any state, territory or possession of the United States;

          (iii) any province or territory of Canada;

          (iv) any state or territory of Mexico; or

          (v) the European Union, Israel, Japan, Singapore, South Korea, Taiwan or Hong Kong.

                                                                       EXHIBIT B
                                                                       ---------

                                 ONVIA.COM, INC.

                  AMENDED AND RESTATED 1999 STOCK OPTION GRANT

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------

Irvine N. Alpert
7040 94th Ave SE
Mercer Island, WA 98040

     You have been granted an option to purchase Common Stock of Onvia.com, Inc., a Delaware corporation, (the "Company") as follows:
                                    -------

Board Approval Date:              February 22, 2002

Date of Grant (Board
Approval Date):                   February 22, 2002

Grant Number:                     00001568

Exercise Price Per Share:         $0.41

Total Number of Shares Granted:   169,000

Total Exercise Price:             $69,290.00

Type of Option:                   Incentive Stock Option (ISO)

Vesting Commencement Date:        February 22, 2002

Expiration Date:                  February 22, 2012

Vesting/Exercise Schedule:        So long as your employment or consulting relationship with the Company continues, the Shares underlying this Option
                                  shall vest and become exercisable in accordance with the
                                  following schedule: 1/48 of the total number of Shares
                                  subject to the Option shall vest and become exercisable on each one (1) month anniversary of the Vesting Commencement
                                  Date until all such Shares are completely vested.

Acceleration:                     Option shall not be accelerated in the event of a Change in
                                  Control for one (1) year from the Vesting Commencement Date, after which time, the Option

                                  granted under this Notice shall be subject to acceleration under Section 1.5(a) of that certain Employment and
                                  Noncompetition Agreement of even date herewith between
                                  Optionee and the Company.

Termination Period:               Option may be exercised for ninety (90) days after
                                  termination of employment or consulting relationship (but in no event later than the Expiration Date). Optionee is
                                  responsible for keeping track of these exercise periods
                                  following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:                  This Option may not be transferred.

     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Onvia.com, Inc. Amended and Restated 1999 Stock Option Plan (the "Plan").

     In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company's right to terminate that relationship at any time, for any reason, with or without cause.

IRVINE N. ALPERT                             ONVIA.COM, INC.


 /s/                                         By:  /s/ Clayton W. Lewis
----------------------------------               -------------------------------
Signature                                        Clayton W. Lewis
                                                 President & COO
February 22, 2002

     In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Notice, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Notice and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Notice.


                                             -----------------------------------
                                             Spouse of Optionee

                            Commission and Bonus Plan

Commission

Irvine Alpert will receive as commission, a percentage of earned revenue ("earned Revenue" means revenue recognized for accounting purposes), which is paid on the 15th of the month for the previous month's billings. In the event of nonpayment by your client(s), for which commissions have already been paid to you, you agree and authorize the Company to charge back such commissions against future earned commissions. You agree to pay the Company for any charge backs against future commissions earned, which remain due and owing to the company when your employment relationship ends for any reason. The 12-month period for calculating your commission percentage shall be from January 1 to December 31 of each year.

      Commission Percentage            Earned Revenue in 12 Month Period
      ---------------------            ---------------------------------
                10%                              $0 to $1,500,000
              12.5%                         $1,500,001 to $2,000,000
                15%                               $2,000,0001 +


Quarterly Bonus

In addition, you will receive the following bonuses, on a quarterly basis, for the achievement of the goals described in the table below. Determinations of achievement of goals shall be within the sole discretion of the Company's Vice President of the Onvia Marketing Group. This(ese) bonus(es) shall be paid within 60 days of the end of each quarter.

         Amount of Bonus                         Achievement
         ---------------                         -----------
             $1,000                 Personal Sales Goals for the Quarter
             $1,000                   Team Sales Goals for the Quarter


Commission Period

If your employment with the Company ends, you shall receive all commissions as defined herein, up to the last business day of employment.

Compensation Revisions

Onvia reserves the right to review and make changes to Employee's base salary and commission and quarterly bonus structure at any time.

Charge Back Against Final Paycheck

If your employment with the Company ends, you authorize the Company to charge back against your final paycheck any amounts owed by you.

Confidentiality

The terms of this commission plan are confidential and shall be disclosed only to persons having a need to know as determined in advance by the company.

By signing below, you acknowledge receipt of this commission plan and your understanding this plan supersedes any prior commission plan. Should you have any questions regarding this commission plan, please contact Clayton Lewis.